UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 1, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   1-12494                 62-154718
         (State or Other           (Commission File         (I.R.S. Employer
 Jurisdiction of Incorporation)        Number)            Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

     CBL & Associates Properties, Inc. (the "Company') acquired seven malls, one associated center and one lifestyle center during the year ended December 31, 2005. Although none of the properties acquired are individually significant according to the provisions of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, they are significant in the aggregate. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions, which are described below. In this Current Report on Form 8-K, dollars are in thousands, except for per share amounts.

     Effective June 1, 2005, the Company acquired a 70% joint venture interest in Laurel Park Place, a regional mall in Livonia, MI, for a purchase price of $80,363. The purchase price consisted of $2,828 in cash, the assumption of $50,654 of non-recourse debt that bears interest at a stated rate of 8.50% and matures in December 2012 and the issuance of 571,700 Series L Special Common Units ("L-SCUs") in the Operating Partnership with a fair value of $26,881 ($47.02 per special common unit). The Company recorded a debt premium of $10,552, computed using an estimated market interest rate of 5.00%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     The L-SCUs receive a minimum distribution of $0.7575 per unit per quarter ($3.03 per unit per year). Upon the earlier to occur of June 1, 2020, or when the distribution on the common units exceeds $0.7575 per unit for four consecutive calendar quarters, the L-SCUs will thereafter receive a distribution equal to the amount paid on the common units.

     The Company may elect to acquire the remaining 30% ownership interest in the joint venture, or a portion thereof, at anytime following the acquisition date for a purchase price of $14,000, which will be paid either through the issuance of common units of limited partner interest in the Operating Partnership or with cash, at the Company's election. If the Company exercises its right to acquire the remaining 30% joint venture interest, or a portion thereof, prior to December 2012 through the issuance of common units, the common units issued will not be entitled to receive distributions until after December 2012. If the Company does not exercise its right to acquire the remaining 30% joint venture interest, then the joint venture partner owning that interest will receive a preferred return equal to the greater of 12% or the 10-year treasury rate plus 800 basis points on the portion of its joint venture interest that has not yet been acquired by the Company. The Company receives all of the profits and losses of this joint venture and is responsible for all of its debt. The $14,000 value of the minority partner's interest has been recorded in Accounts Payable and Accrued Liabilities.

     On July 14, 2005, the Company acquired The Mall of Acadiana, a super-regional mall in Lafayette, LA, for a cash purchase price, including transaction costs, of $175,204. The Company also entered into 10-year lease agreements for 13.4 acres of land adjacent to The Mall of Acadiana, which provide the Company the right to purchase the land for a cash purchase price of $3,327 during the first year of the lease term, $3,510 during the second year and amounts increasing by 10% per year for each year of the lease term thereafter. After the first year, the seller may put the land to the Company for a price equal to the amounts set forth in the previous sentence. The Company also obtained a ten-year option to acquire another adjacent 14.9 acre tract of land for a cash purchase price of $3,245 during the first six months of the option, which increases to $3,407 during the second six months of the option and to $3,570 during the remaining nine years of the option.

     On November 7, 2005, the Company acquired Layton Hills Mall in Salt Lake City, UT for a cash purchase price, including transaction costs, of $120,926. The Company funded a portion of the purchase price with a new, short-term loan of $102,850 that bears interest at the London Interbank Offered Rate plus 95 basis points and has a maturity of March 2006 plus two 30-day extension options.

     On November 16, 2005, the Company acquired Oak Park Mall in Overland, KS, Hickory Point Mall in Forsyth, IL, and Eastland Mall in Bloomington, IL for a purchase price, including transaction costs, of $508,180, which consisted of $127,112 in cash, the assumption of $335,100 of interest only, non-recourse loans that bear interest at a stated rate of 5.85% and mature in November 2015 and the issuance of 1,144,924 Series K special common units (the "K-SCUs") of limited partner interest in CBL & Associates Limited Partnership (the "Operating Partnership") with a fair value of $45,969. The Company funded part of the cash portion of the purchase price with a new, non-recourse loan of $33,150 that bears interest at 5.85% and matures in November 2015.

     The K-SCUs receive a dividend at a rate of 6.0%, or $2.85 per K-SCU, for the first year following the close of the transaction and 6.25%, or $2.96875 per K-SCU, thereafter. When the quarterly distribution on the Operating Partnership's common units exceeds the quarterly K-SCU distribution for four consecutive quarters, the K-SCUs will receive distributions at the rate equal to that paid on the Operating Partnership's common units. At any time following the first anniversary of the closing date, the holders of the K-SCUs may exchange them, on a one-for-one basis, for shares of the Company's common stock or, at the Company's election, their cash equivalent.

     On November 16, 2005, the Company formed a 50/50 joint venture with The Richard E. Jacobs Group to own Triangle Town Center and its associated and lifestyle centers, Triangle Town Place and Triangle Town Commons, in Raleigh, NC. The joint venture property was valued at $283,500. Concurrent with its formation, the joint venture entered into a new ten-year, fixed rate non-recourse loan of $200,000 that bears interest at 5.737% and matures in December 2015, which is secured by the collective centers. The proceeds from the loan were used to retire an existing construction loan totaling approximately $121,830 with the balance paid to Jacobs as a partial return of Jacobs' equity. The Company's initial capital contribution to the joint venture was $1,452. The joint venture equity will be equalized between Jacobs and the Company through future contributions by the Company and through property cash flow distributions. The Company will account for its investment in the joint venture using the equity method of accounting.

     Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)  Financial Statements of Businesses Acquired

     The statement of certain revenues and certain operating expenses of Lafayette Associates, L.L.C. (d/b/a The Mall of Acadiana) (described under
     Item 9.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K.

     The statement of certain revenues and certain operating expenses of Oak Park Investments, L.P. (described under Item 9.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

     The pro forma financial information of CBL & Associates Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K.

(c)  Exhibits

23.1 Consent of Deloitte & Touche LLP

23.2 Consent of Deloitte & Touche LLP

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                     ---------------------------------------
                                                   John N. Foy
                                                 Vice Chairman,
                                      Chief Financial Officer and Treasurer



Date:  January 17, 2006

                        INDEX TO FINANCIAL STATEMENTS AND
                         PRO FORMA FINANCIAL INFORMATION

         The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to Lafayette Associates, L.L.C. (d/b/a The Mall of Acadiana) and Oak Park Investments, L.P., the historical financial statements have been audited only for the most recent fiscal year preceding the respective acquisition date as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. In addition, as the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

                                                                          Page
                                                                         Number
LAFAYETTE ASSOCIATES, L.L.C. (D/B/A THE MALL OF ACADIANA)

Independent Auditors' Report                                                 7

Statement of Certain Revenues and Certain Operating Expenses
   for the Six-Month Period Ended June 30, 2005 (Unaudited)
   and for the Year Ended December 31, 2004                                  8

Notes to the Statement of Certain Revenues and Certain Operating
   Expenses for the Six-Month Period Ended June 30, 2005
   (Unaudited) and for the Year Ended December 31, 2004                      9


OAK PARK INVESTMENTS, L.P.

Independent Auditors' Report                                                11

Statement of Certain Revenues and Certain Operating Expenses
   for the Nine-Month Period Ended September 30, 2005
   (Unaudited) and for the Year Ended December 31, 2004                     12

Notes to the Statement of Certain Revenues and Certain
   Operating Expenses for the Nine-Month Period Ended
   September 30, 2005 (Unaudited) and for the Year Ended
   December 31, 2004                                                        13


CBL & ASSOCIATES PROPERTIES, INC.

Pro Forma Consolidated Statement of Operations for the
   Year Ended December 31, 2004 (Unaudited)                                 16

Pro Forma Consolidated Statement of Operations for the
   Nine Months Ended September 30, 2005 (Unaudited)                         17

Pro Forma Consolidated Balance Sheet as of September 30,
   2005 (Unaudited)                                                         18

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
CBL & Associates Properties, Inc.:

We have audited the accompanying statement of certain revenues and certain operating expenses of Lafayette Associates, L.L.C. (d/b/a the Mall of Acadiana) (the "Property) for the year ended December 31, 2004. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of the Property). Material amounts, described in Note 1 to the statement of certain revenues and certain operating expenses, that would not be directly attributable to those resulting from future operations of the Property are excluded, and the financial statement is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, certain revenues and certain operating expenses of the Property for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

December 11, 2005
Detroit, Michigan

LAFAYETTE ASSOCIATES, L.L.C.
(d/b/a THE MALL OF ACADIANA)

STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2004
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                               Six Months Ended
                                                                June 30, 2005                  Year Ended
                                                                 (unaudited)               December 31, 2004

CERTAIN REVENUES:
  Rentals:
     Minimum                                                             $ 4,746                     $ 9,567
     Percentage                                                                6                         310
  Tenant reimbursements                                                    2,442                       4,880
  Other income                                                               112                         106
                                                        -----------------------------------------------------------
           Total revenues                                                  7,306                      14,863
                                                        -----------------------------------------------------------

CERTAIN OPERATING EXPENSES:
  Property operating                                                         836                       1,694
  Real estate taxes                                                          107                         207
  Maintenance and repairs                                                  1,373                       2,703
                                                        -----------------------------------------------------------
          Total expenses                                                   2,316                       4,604
                                                        -----------------------------------------------------------

          Excess of certain revenues over
                certain operating expenses                                $4,990                     $10,259
                                                        ===========================================================

See accompanying notes to financial statements.

LAFAYETTE ASSOCIATES, L.L.C. (d/b/a THE MALL OF ACADIANA)


NOTES TO STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2004


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of certain revenues and certain operating expenses (the "Statements") relate to Lafayette Associates, L.L.C. (d/b/a The Mall of Acadiana) (the "Property"), a super-regional enclosed shopping mall in Lafayette, LA.

The Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisition of the Property by CBL & Associates Properties, Inc. Accordingly, the Statements are not representative of the actual operations of the Property for the periods presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees, leasing commissions and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Tenant reimbursements are recognized in the period that the related costs are incurred. The Property accounts for these leases as operating leases as it has retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accompanying financial statement for the six-month period ended June 30, 2005 is unaudited; however, it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management of the Property, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period ended June 30, 2005, are not necessarily indicative of the results that may be expected for the full year.

NOTE 3.  LEASING ACTIVITIES

The Property has non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores' sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2004 are as follows (in thousands):

Year Ending December 31:

                   2005                                     $ 8,126
                   2006                                       7,753
                   2007                                       7,043
                   2008                                       6,128
                   2009                                       5,363
                Thereafter                                   12,581
                                                 ---------------------------
                  Total                                    $ 46,994
                                                 ===========================


NOTE 4.  SUBSEQUENT EVENT

On July 14, 2005, the Property was sold to affiliates of CBL & Associates Properties, Inc. for $175,000,000.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
CBL & Associates Properties, Inc.:

We have audited the accompanying statement of certain revenues and certain operating expenses of Oak Park Investments, L.P. (the "Property) for the year ended December 31, 2004. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of the Property). Material amounts, described in Note 1 to the statement of certain revenues and certain operating expenses, that would not be directly attributable to those resulting from future operations of the Property are excluded, and the financial statement is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, certain revenues and certain operating expenses of the Property for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

December 21, 2005
Atlanta, Georgia

OAK PARK INVESTMENTS, L.P.

STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30,2005 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2004
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                             Nine Months Ended
                                                            September 30, 2005                Year Ended
                                                                (unaudited)               December 31, 2004

CERTAIN REVENUES:
  Rentals:
     Minimum                                                           $ 13,175                    $ 18,081
     Percentage                                                             623                       1,225
     Other rents                                                            579                         766
  Tenant reimbursements                                                   6,716                       8,348
  Other income                                                               45                          55
                                                      ------------------------------------------------------------
           Total revenues                                                21,138                      28,475
                                                      ------------------------------------------------------------

CERTAIN OPERATING EXPENSES:

  Property operating                                                      2,114                       2,926
  Real estate taxes                                                       2,190                       2,728
  Maintenance and repairs                                                 1,558                       1,662
                                                      ------------------------------------------------------------
          Total expenses                                                  5,862                       7,316
                                                      ------------------------------------------------------------

          Excess of certain revenues over
                certain operating expenses                              $15,276                     $21,159
                                                      ============================================================

See accompanying notes to financial statements.

OAK PARK INVESTMENTS, L.P.


NOTES TO STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2005 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2004


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of certain revenues and certain operating expenses (the "Statements") relate to Oak Park Investments, L.P. (the "Property"), an enclosed shopping mall in Kansas City, MO.

The Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisition of the Property by CBL & Associates Properties, Inc. Accordingly, the Statements are not representative of the actual operations of the Property for the periods presented as certain revenues and certain operating expenses have been excluded. Such items excluded are depreciation, amortization, interest expense, management fees, leasing commissions and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Tenant reimbursements are recognized in the period that the related costs are incurred. The Property accounts for these leases as operating leases as it has retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accompanying financial statement for the nine-month period ended September 30, 2005 is unaudited; however, it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management of the Property, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period ended September 30, 2005, are not necessarily indicative of the results that may be expected for the full year.

NOTE 3.  LEASING ACTIVITIES

The Property has non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores' sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. The minimum future rentals below do not include amounts which may be received under tenants' leases from percentage rents, which are based on tenant sales, or other charges to cover certain operating costs. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2004 are as follows (in thousands):

Year Ending December 31:

                   2005                                     $17,231
                   2006                                      16,425
                   2007                                      15,155
                   2008                                      13,121
                   2009                                      10,067
                Thereafter                                   30,016
                                                 ---------------------------
                  Total                                   $ 102,015
                                                 ===========================


NOTE 4.  SUBSEQUENT EVENT

On November 16, 2005, the Property was sold to affiliates of CBL & Associates Properties, Inc. for $392,000,000.

                         Pro Forma Financial Information

     The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of CBL & Associates Properties, Inc. (the "Company"), Lafayette Associates, L.L.C. (d/b/a The Mall of Acadiana) and Oak Park Investments, L.P., and certain other properties that were acquired during the year ended December 31, 2005, consolidated and adjusted to give effect to the acquisitions as described in Item 9.01 of this Current Report on Form 8-K. These statements should be read in conjunction with the audited historical financial statements and notes thereto of the Company for the year ended December 31, 2004, which are included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2004. These statements should also be read in conjunction with the Company's Current Report on Form 8-K dated January 10, 2006, which was filed to update certain items in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2004 to reflect the application of the requirements of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and the effects of the Company's stock split that occurred in June 2005. These statements should also be read in conjuction with the historical financial statements of Lafayette Associates, L.L.C. (d/b/a The Mall of Acadiana)and Oak Park Investments, L.P.included elsewhere in this Form 8-K.

     The unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005, present the results for the Company and the acquired properties as if the acquisitions had occurred on January 1, 2004. The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2005, gives effect to the acquisitions that occurred subsequent to that date as if they had occurred on September 30, 2005.

     The Company's actual consolidated financial statements will reflect the effects of the acquisitions on and after the applicable closing dates rather than the dates indicated above. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations or financial condition actually would have been had the acquisitions in fact occurred on the assumed date, nor do they purport to project the consolidated results of operations and financial position for any future period.

     The acquisitions, with the exception of the Triangle joint venture, will be accounted for by the purchase method and, therefore, assets and liabilities of the properties will be recorded based on their estimated fair values. The
Triangle joint venture will be accounted for using the equity method of accounting.

                        CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                      For The Year Ended December 31, 2004
             (Unaudited and in thousands, except per share amounts)

                                                               Mall of
                                                               Acadiana
                                                  CBL          and Oak       Other         Pro Forma           CBL
                                               Historical      Park Mall  Acquisitions(a)  Adjustments      Pro Forma
                                               -----------     ---------- ---------------  ------------    ------------
 REVENUES:
   Minimum rents                               $  476,578      $  27,648    $  23,774      $  3,612(b)     $    531,612
   Percentage rents                                15,948          1,535        1,092             -              18,575
   Other rents                                     16,102            766        2,005             -              18,873
   Tenant reimbursements                          218,736         13,228       10,765             -             242,729
   Management, development and leasing fees         9,791              -            -             -               9,791
   Other                                           20,098            161          141             -              20,400
                                               -----------     ---------- ---------------  ------------    ------------
     Total revenues                               757,253         43,338       37,777         3,612             841,980
                                               -----------     ---------- ---------------  ------------    ------------

 EXPENSES:
   Property operating                             115,173          4,620        7,202             -             126,995
   Depreciation and amortization                  142,043              -            -        36,788(c)          178,831
   Real estate taxes                               58,081          2,935        2,682             -              63,698
   Maintenance and repairs                         43,531          4,365        2,899             -              50,795
   General and administrative                      35,338              -            -             -              35,338
   Loss on impairment of real estate assets         3,080              -            -             -               3,080
   Other                                           16,373              -            -             -              16,373
                                               -----------     ---------- ---------------  ------------    ------------
     Total expenses                               413,619         11,920       12,783        36,788             475,110
                                               -----------     ---------- ---------------  ------------    ------------
 Income from operations                           343,634         31,418       24,994       (33,176)            366,870
 Interest income                                    3,355              -            -             -               3,355
 Interest expense                                (177,219)             -            -       (34,775)(d)        (211,994)
 Gain on sales of real estate assets               29,272              -            -             -              29,272
 Equity in earnings of unconsolidated
   affiliates                                      10,308              -        5,498       (11,068)(e)           4,738
 Minority interest in earnings:
     Operating partnership                        (85,186)             -            -         6,647(f)          (78,539)
     Shopping center properties                    (5,365)             -            -             -              (5,365)
                                               -----------     ---------- ---------------  ------------    ------------
 Income from continuing operations                118,799         31,418       30,492       (72,372)            108,337
 Preferred dividends                              (18,309)             -            -             -             (18,309)
                                               -----------     ---------- ---------------  ------------    ------------
 Income from continuing operations available
          to common shareholders               $  100,490      $  31,418    $  30,492      $(72,372)       $     90,028
                                               ===========     ========== ===============  ============    ============
 Basic per share data:
   Income from continuing operations
     available to common shareholders          $     1.63                                                  $       1.46
                                               ===========                                                 ============
   Weighted average common shares
     outstanding                                   61,602                                                        61,602

 Diluted per share data:
   Income from continuing operations
     available to common shareholders          $     1.57                                                  $       1.41
                                               ===========                                                 ============
   Weighted average common and potential
     dilutive common shares outstanding            64,004                                                        64,004

(a) Other Acquisitions includes Laurel Park Place, Layton Hills Mall, Eastland Mall, Hickory Point Mall and the Company's equity investment in Triangle Town Center, Triangle Town Commons and Triangle Town Place.

(b)  Reflects the amortization of acquired above- and below-market leases.

(c) Represents depreciation and amortization expense related to buildings and improvements, tenant improvements, in-place leases and tenant relationship of the acquired properties.

(d) Reflects interest expense on the $823,928 of debt assumed or borrowed (including debt premiums resulting from purchase accounting adjustments) in connection with the properties acquired during 2005, which had a weighted average interest rate of 5.32%. This amount includes the cash portion of the purchase price of each property acquired totaling $291,622, which is assumed to have been borrowed at the Company's borrowing rate under its lines of credit.

(e) Reflects the Company's share of the depreciation and amortization expense related to buildings and improvements and the interest expense related to the Company's 50/50 joint venture that owns Triangle Town Center, Triangle Town Commons and Triangle Town Place, which is accounted for using the equity method of accounting.

(f) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

                        CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                     For The Nine Months Ended September 30,
           2005 (Unaudited and in thousands, except per share amounts)

                                                               Mall of
                                                               Acadiana
                                                  CBL          and Oak       Other         Pro Forma           CBL
                                               Historical      Park Mall  Acquisitions(a)  Adjustments      Pro Forma
                                               -----------     ---------- ---------------  ------------    ------------
 REVENUES:
   Minimum rents                               $  394,485      $  18,331    $  15,746      $  2,381(b)     $    430,943
   Percentage rents                                12,972            630          841             -              14,443
   Other rents                                      8,320            579          963             -               9,862
   Tenant reimbursements                          184,598          9,329        6,636             -             200,563
   Management, development and leasing fees        17,927              -            -             -              17,927
   Other                                           15,768            223          76              -              16,067
                                               -----------     ---------- ---------------  ------------    ------------
     Total revenues                               634,070         29,092       24,262         2,381             689,805
                                               -----------     ---------- ---------------  ------------    ------------

 EXPENSES:
   Property operating                              95,539          3,119        4,118             -             102,776
   Depreciation and amortization                  130,663              -            -        23,712(c)          154,375
   Real estate taxes                               47,626          2,297        2,171             -              52,094
   Maintenance and repairs                         36,673          3,076        1,812             -              41,561
   General and administrative                      28,641              -            -             -              28,641
   Loss on impairment of real estate assets           262              -            -             -                 262
   Other                                           10,256              -            -             -              10,256
                                               -----------     ---------- ---------------  ------------    ------------
     Total expenses                               349,660          8,492        8,101        23,712             389,965
                                               -----------     ---------- ---------------  ------------    ------------
 Income from operations                           284,410         20,600       16,161       (21,331)            299,840
 Interest income                                    6,214              -            -             -               6,214
 Interest expense                                (151,822)             -            -       (28,268)(d)        (180,090)
 Loss on extinguishment of debt                      (928)             -            -             -                (928)
 Gain on sales of real estate assets               53,581              -            -             -              53,581
 Gain on sales of real estate assets               21,619              -            -             -              21,619
 Equity in earnings of unconsolidated
   affiliates                                       6,769              -        5,197        (8,321)(e)           3,645
 Minority interest in earnings:
   Operating partnership                          (87,176)             -            -         5,919(f)          (81,257)
   Shopping center properties                      (3,661)             -            -             -              (3,661)
                                               -----------     ---------- ---------------  ------------    ------------
 Income from continuing operations                129,006         20,600       21,358       (52,001)            118,963
 Preferred dividends                              (22,926)             -            -             -             (22,926)
                                               -----------     ---------- ---------------  ------------    ------------
 Income from continuing operations available
   to common shareholders                      $   106,080     $  20,600    $  21,358      $(52,001)       $     96,037
                                               ===========     ========== ===============  ============    ============
 Basic per share data:
   Income from continuing operations
     available to common shareholders          $     1.69                                                  $       1.53
                                               ===========                                                 ============
   Weighted average common shares
     outstanding                                   62,693                                                        62,693

 Diluted per share data:
   Income from continuing operations
     available to common shareholders          $     1.63                                                  $       1.48
                                               ===========                                                 ============
   Weighted average common and potential
     dilutive common shares outstanding            64,973                                                        64,973

(a) Other Acquisitions includes Laurel Park Place, Layton Hills Mall, Eastland Mall, Hickory Point Mall and the Company's equity investment in Triangle Town Center, Triangle Town Commons and Triangle Town Place.

(b)  Reflects the amortization of acquired above- and below-market leases.

(c) Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the acquired properties.

(d) Reflects interest expense on the $823,928 of debt assumed or borrowed (including debt premiums resulting from purchase accounting adjustments) in connection with the properties acquired during 2005, which had a weighted average interest rate of 5.32%. This amount includes the cash portion of the purchase price of each property acquired totaling $291,622, which is assumed to have been borrowed at the Company's borrowing rate under its lines of credit.

(e) Reflects the Company's share of the depreciation and amortization expense related to buildings and improvements and the interest expense related to the Company's 50/50 joint venture that owns Triangle Town Center, Triangle Town Commons and Triangle Town Place, which is accounted for using the equity method of accounting.

(f) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the issuance of limited partner interests as part of the purchase price consideration.

                        CBL & Associates Properties, Inc.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2005
                      (in thousands, except share amounts)

                                                                         CBL           Pro-forma             CBL
                                                                     Historical       Adjustments         Pro Forma
                                                                  ---------------   ----------------   ---------------
 ASSETS
 Real estate assets:
   Land                                                           $    702,250      $    62,820(a)      $    765,070
   Buildings and improvements                                        5,066,292          513,984(a)         5,580,276
                                                                  ---------------   ----------------   ---------------
                                                                     5,768,542          576,804            6,345,346
   Less: accumulated depreciation                                     (683,390)               -             (683,390)
                                                                  ---------------   ----------------   ---------------
                                                                     5,085,152          576,804            5,661,956
   Developments in progress                                            216,318                -              216,318
                                                                  ---------------   ----------------   ---------------
     Net investment in real estate                                   5,301,470          576,804            5,878,274
 Cash, restricted cash and cash equivalents                             36,802                -               36,802
 Receivables:
   Tenant, net of allowance                                             41,232                -               41,232
   Other                                                                 3,915                -                3,915
 Mortgage notes receivable                                              18,104                -               18,104
 Investment in unconsolidated affiliates                                80,059            1,560(b)            81,619
 Other assets                                                          140,507           90,322(a)           230,829
                                                                  ---------------   ----------------   ---------------
                                                                  $  5,622,089      $   668,686          $ 6,290,775
                                                                  ===============   ================   ===============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                                 $  3,664,086      $   584,698(c)       $ 4,248,784
 Accounts payable and accrued liabilities                              247,273           38,019(a)           285,292
                                                                  ---------------   ----------------   ---------------
     Total liabilities                                               3,911,359          622,717            4,534,076
                                                                  ---------------   ----------------   ---------------
 Commitments and contingencies
 Minority interests                                                    606,179           27,818(d)           633,997
                                                                  ---------------   ----------------   ---------------
 Shareholders' equity:
 Preferred Stock, $.01 par value, 15,000,000 shares authorized:
 8.75% Series B cumulative redeemable preferred stock,
     2,000,000 shares outstanding                                           20                -                   20
 7.75% Series C cumulative redeemable preferred stock,
     460,000 shares outstanding                                              5                -                    5
 7.375% Series D cumulative redeemable preferred stock,
     700,000 shares outstanding                                              7                -                    7
 Common Stock, $.01 par value, 95,000,000 shares authorized,
     63,557,518 issued and outstanding                                     636                -                  636
 Additional paid-in capital                                          1,052,988           18,151(d)         1,071,139
 Deferred compensation                                                  (9,691)               -               (9,691)
 Other comprehensive income                                                310                -                  310
 Retained earnings                                                      60,276                -               60,276
                                                                  ---------------   ----------------   ---------------
 Total shareholders' equity                                          1,104,551           18,151            1,122,702
                                                                  ---------------   ----------------   ---------------
                                                                  $  5,622,089      $   668,686          $ 6,290,775
                                                                  ===============   ================   ===============

(a) Represents the allocation of the purchase price of Layton Hills Mall, Oak Park Mall, Eastland Mall and Hickory Point Mall to the assets acquired and liabilities assumed. Tangible and intangible assets/liabilities (and the related weighted average depreciable life) include land, buildings (40 years), site improvements (10 years), tenant improvements (10 years), above and below market leases (15 years), in-place leases (10 years) and tenant relationship (40 years). The purchase price allocations for Laurel Park
     Place and The Mall of Acadiana are not included in the pro forma adjustments as these properties were acquired prior to September 30, 2005, and are included in the CBL Historical amounts.

(b) Represents the Company's investment in Triangle Town Center, Triangle Town Commons and Triangle Town Place, which are owned in a joint venture accounted for using the equity method.

(c) Represents debt of $471,100 assumed or incurred in connection with the acquisitions of Layton Hills Mall, Oak Park Mall, Eastland Mall and Hickory Point Mall plus the aggregate cash of $113,589 paid in connection with these acquisitions and the investment in the Triangle properties, which is assumed to have been borrowed under the Company's lines of credit.

(d) Represents the value of $45,969 attributable to the 1,144,924 K-SCUs issued as part of the consideration to acquire Oak Park Mall and Eastland Mall. This amount is offset by a reclassification of $18,151 to additional paid-in capital resulting from an allocation made between shareholders' equity and minority interest in the operating partnership to reflect the change in ownership of the operating partnership's underlying equity as a result of the change in the number of operating partnership units outstanding.